POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together "Registration Statements"); and

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 17th day of January, 2023.

GRANDEUR PEAK GLOBAL TRUST

By: Eric Kane
Eric Kane, President

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared Eric Kane, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2023.

Viktoriya Pallino
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01PA6365742
Qualified in Suffolk County
Commission Expires February 1, 2026

Notary Public

My commission expires: February 1, 2026

CERTIFICATE

The undersigned, Secretary of the GRANDEUR PEAK GLOBAL TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held on January 17, 2023, and is in full force and effect:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together "Registration Statements"); and

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statements hereby giving and granting to said attorneys - full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: January 17, 2023

Viktoriya Pallino

Viktoriya Pallino, Secretary
GRANDEUR PEAK GLOBAL TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together "Registration Statements"); and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO and BRIAN CURLEY, or any of them as attorneys for him and in his name, place and stead, and in either of his capacities as President of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2023.

Eric Kane
____
Eric Kane
President

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared Eric Kane, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2023.

Viktoriya Pallino
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01PA6365742
Qualified in Suffolk County
Commission Expires February 1, 2026

____
Notary Public

My commission expires: February 1, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together "Registration Statements"); and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO and ERIC KANE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as the Treasurer of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2023.

Brian Curley

Brian Curley
Treasurer

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared Brian Curley, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2023.

Viktoriya Pallino
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01PA6365742
Qualified in Suffolk County
Commission Expires February 1, 2026

Notary Public

My commission expires: February 1, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together "Registration Statements"); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2023.

John V. Palancia

John V. Palancia
Trustee

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared John V. Palancia, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2023.

Viktoriya Pallino
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01PA6365742
Qualified in Suffolk County
Commission Expires February 1, 2026

Notary Public

My commission expires: February 1, 2026

<u>**POWER OF ATTORNEY**</u>

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together "Registration Statements"); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2023.

Mark H Taylor
____
Mark H. Taylor
Trustee

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared Mark H. Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2023.

Viktoriya Pallino
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01PA6365742
Qualified in Suffolk County
Commission Expires February 1, 2026

____
Notary Public

My commission expires: February 1, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together "Registration Statements"); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of January, 2023.

Jeff D Young

Jeffery D. Young
Trustee

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffery D. Young, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2023.

Viktoriya Pallino
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01PA6365742
Qualified in Suffolk County
Commission Expires February 1, 2026

Notary Public

My commission expires: February 1, 2026

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the GRANDEUR PEAK GLOBAL TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended; and may file a Registration Statement or Registration Statements (File Nos. to be determined) under the provisions of the Securities Act of 1933, as amended, on Form N-14 (together "Registration Statements"); and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints VIKTORIYA PALLINO, BRIAN CURLEY and ERIC KANE, or any of them as attorneys for her and in her name, place and stead, and in her capacity as a Trustee of the Trust, to execute and file any Registration Statement, or Amendment or Amendments to the Trust's Registration Statements hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 17th day of January, 2023.

Patricia Luscombe

Patricia Luscombe
Trustee

STATE OF New York)
) ss:
COUNTY OF Suffolk)

Before me, a Notary Public, in and for said county and state, personally appeared Patricia Luscombe, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 17th day of January, 2023.

Viktoriya Pallino
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01PA6365742
Qualified in Suffolk County
Commission Expires February 1, 2026

Notary Public

My commission expires: February 1, 2026

Signature: *John V. Palancia*
John V. Palancia (Jan 17, 2023 08:51 EST)
Email: jvpml@aol.com

Signature: *Patricia Luscombe*
Patricia Luscombe (Jan 17, 2023 11:41 CST)
Email: tluscombe@rcn.com

Signature: [signature]
Mark H Taylor (Jan 18, 2023 17:26 EST)
Email: drmarkhtaylor@gmail.com

Signature: [signature]
Jeff Young (Jan 17, 2023 06:53 MST)
Email: jeffery.d.young@gmail.com

Signature: *Brian Curley*
Email: bcurley@ultimusfundsolutions.com

GP - Powers Of attorney (January 2023)

Final Audit Report 2023-01-19

Created:	2023-01-17
By:	Viktoriya Postolovska (VPostolovska@ultimusfundsolutions.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAGOGFxtzbHHSxiqBhg7QktA_bnO2j8pU5

"GP - Powers Of attorney (January 2023)" History

Document created by Viktoriya Postolovska (VPostolovska@ultimusfundsolutions.com)
2023-01-17 - 1:47:16 PM GMT- IP address: 67.86.147.103

Document emailed to jvpml@aol.com for signature
2023-01-17 - 1:48:24 PM GMT

Email viewed by jvpml@aol.com
2023-01-17 - 1:49:28 PM GMT- IP address: 47.18.34.117

Signer jvpml@aol.com entered name at signing as John V. Palancia
2023-01-17 - 1:51:38 PM GMT- IP address: 47.18.34.117

Document e-signed by John V. Palancia (jvpml@aol.com)
Signature Date: 2023-01-17 - 1:51:40 PM GMT - Time Source: server- IP address: 47.18.34.117

Document emailed to Jeff Young (jeffery.d.young@gmail.com) for signature
2023-01-17 - 1:51:42 PM GMT

Email viewed by Jeff Young (jeffery.d.young@gmail.com)
2023-01-17 - 1:52:26 PM GMT- IP address: 98.97.7.75

Document e-signed by Jeff Young (jeffery.d.young@gmail.com)
Signature Date: 2023-01-17 - 1:53:14 PM GMT - Time Source: server- IP address: 98.97.7.75

Document emailed to tluscombe@rcn.com for signature
2023-01-17 - 1:53:15 PM GMT

Email viewed by tluscombe@rcn.com
2023-01-17 - 5:37:35 PM GMT- IP address: 172.225.20.109

Signer tluscombe@rcn.com entered name at signing as Patricia Luscombe
2023-01-17 - 5:41:24 PM GMT- IP address: 131.239.178.154

Document e-signed by Patricia Luscombe (tluscombe@rcn.com)
Signature Date: 2023-01-17 - 5:41:26 PM GMT - Time Source: server- IP address: 131.239.178.154

Document emailed to Brian Curley (bcurley@ultimusfundsolutions.com) for signature
2023-01-17 - 5:41:27 PM GMT

Email viewed by Brian Curley (bcurley@ultimusfundsolutions.com)
2023-01-18 - 5:06:33 PM GMT- IP address: 104.47.55.254

Document e-signed by Brian Curley (bcurley@ultimusfundsolutions.com)
Signature Date: 2023-01-18 - 5:07:00 PM GMT - Time Source: server- IP address: 67.87.233.26

Document emailed to drmarkhtaylor@gmail.com for signature
2023-01-18 - 5:07:02 PM GMT

Email viewed by drmarkhtaylor@gmail.com
2023-01-18 - 10:18:00 PM GMT- IP address: 172.56.72.228

Signer drmarkhtaylor@gmail.com entered name at signing as Mark H Taylor
2023-01-18 - 10:26:20 PM GMT- IP address: 172.56.72.228

Document e-signed by Mark H Taylor (drmarkhtaylor@gmail.com)
Signature Date: 2023-01-18 - 10:26:22 PM GMT - Time Source: server- IP address: 172.56.72.228

Document emailed to Eric Kane (ekane@ultimusfundsolutions.com) for signature
2023-01-18 - 10:26:23 PM GMT

Email viewed by Eric Kane (ekane@ultimusfundsolutions.com)
2023-01-19 - 3:32:53 AM GMT- IP address: 104.47.59.254

Document e-signed by Eric Kane (ekane@ultimusfundsolutions.com)
Signature Date: 2023-01-19 - 3:36:13 AM GMT - Time Source: server- IP address: 68.192.53.138

Agreement completed.
2023-01-19 - 3:36:13 AM GMT